EXECUTION VERSION
LINN ENERGY, LLC
LINN ENERGY FINANCE CORP.

$250,000,000
11.750% Senior Notes due 2017
PURCHASE AGREEMENT
May 12, 2009
Citigroup Global Markets Inc.
Barclays Capital Inc.
BNP Paribas Securities Corp.
Calyon Securities (USA) Inc.
RBC Capital Markets Corporation
RBS Securities Inc.
As Representatives of the several
  Initial Purchasers named in Schedule 1 attached hereto,
c/o Citigroup Global Markets Inc.
333 Clay Street
37th Floor
Houston, Texas 77002
Ladies and Gentlemen:
     Linn Energy, LLC, a Delaware limited liability company (the “Company”), and Linn Energy Finance Corp., a Delaware corporation (together with the Company, the “Issuers,” and each of them, an “Issuer”), propose to sell an aggregate of $250,000,000 principal amount of the Company’s and Linn Energy Finance Corp.’s 11.750% Senior Notes due 2017 (the “Notes”) to the initial purchasers (the “Initial Purchasers”) named in Schedule 1 attached to this agreement (this “Agreement”), for whom you are acting as the representatives (the “Representatives”). The Notes will be issued pursuant to an Indenture (the “Indenture”) to be dated as of the Closing Date (as defined in Section 3(a)), among the Issuers, the Guarantors (as defined below) and U.S. Bank, National Association, as trustee. The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to a blanket letter of representations dated June 26, 2008 (the “DTC Agreement”) from the Issuers.
     The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Issuers, the Guarantors and the Initial Purchasers, pursuant to which the Issuers and the Guarantors will agree to file with the Commission (as defined below), under certain circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Issuers and the guarantees of the Guarantors under the Indenture, each respectively with terms substantially identical to the Notes (the “Exchange Notes”) and the Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees (the “Exchange Offer”) and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its reasonable best efforts to cause such registration statements to be declared effective.
     The payment of principal of, premium and Additional Interest (as defined in the Indenture), if any, and interest on the Notes and the Exchange Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by (i) the guarantors listed on Schedule 2 attached hereto and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (such persons referred to in clauses (i) and (ii) are collectively referred to as the “Guarantors”), pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees are herein collectively referred to as the “Securities,” and the Exchange Notes and the Exchange Guarantees are herein collectively referred to as the “Exchange Securities.”
     The Issuers and the Guarantors understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made by the Initial Purchasers is referred to herein as the “Time of Sale”). The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) and Regulation S under the Securities Act (“Regulation S”)).
     In connection with the sale of the Securities, the Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum dated May 11, 2009 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement dated May 12, 2009, substantially in the form of Exhibit A (the “Pricing Supplement”), describing the terms of the Securities, each for use by the Initial Purchasers in connection with its solicitation of offers to purchase the Securities. The Preliminary Offering Memorandum, as supplemented by the Pricing Supplement, is herein referred to as the “Pricing Disclosure Package.” Promptly after this Agreement is executed and delivered, and in any event not later than the second business day following the date hereof, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum, dated as of the date hereof (the “Offering Memorandum”).

     All references herein to the terms “Pricing Disclosure Package” and “Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Offering Memorandum.
          1. Representations, Warranties and Agreements of the Issuers and the Guarantors. Each of the Issuers and each of the Guarantors, jointly and severally, represent, warrant and agree that:
     (a) None of the Issuers or the Guarantors, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.
     (b) None of the Issuers or Guarantors, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with any offer or sale of the Securities in the United States.
     (c) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.
     (d) None of the Issuers or Guarantors, nor any person acting on its or their behalf, has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.
     (e) None of the Issuers or Guarantors has paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities (except as contemplated by this Agreement).
     (f) The documents incorporated by reference in the Pricing Disclosure Package or the Offering Memorandum conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
     (g) The documents incorporated by reference in the Pricing Disclosure Package or the Offering Memorandum did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (h) The Offering Memorandum will not, as of its date and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).
     (i) The Pricing Disclosure Package did not and will not, as of the Time of Sale and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).
     (j) The Issuers and the Guarantors have not prepared, made, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by any of the Issuers, Guarantors or their respective agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Additional Written Communication”) other than (i) the Pricing Disclosure Package, (ii) the Offering Memorandum and (iii) any electronic road show or other written communications, in each case used in accordance with Section 5(a). Each such Additional Written Communication, when taken together with the Pricing Disclosure Package as of the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers and the Guarantors make no representation or warranty as to statements contained in or omitted from any such Additional Written Communication in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).
     (k) Each of the Company and its subsidiaries (as defined in Section 18) listed on Schedule 3 to this Agreement, including each of the Guarantors, has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ or members’ equity or business of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”). Except as disclosed in the Pricing Disclosure Package and the Offering Memorandum, each of the Company and its subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Schedule 3 to this Agreement. None of the subsidiaries of the Company (other than Linn Energy Holdings, LLC) is a “significant subsidiary” (as defined in Rule 405 under the Securities Act).
     (l) The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Memorandum, and all of the units representing limited liability company interests of the Company (“Units”) have been duly authorized and validly issued in accordance with the certificate of formation and limited liability company agreement of the Company, conform to the description thereof contained in each of the Pricing Disclosure Package and the Offering Memorandum and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right.
     (m) The Company owns 100% of the limited liability company interests of each of the subsidiaries listed on Schedule 3A to this Agreement. Such limited liability company interests have been duly authorized and validly issued in accordance with the certificate of formation and limited liability company agreement of each such limited liability company and are fully paid (to the extent required under the applicable limited liability company’s certificate of formation and limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) or Sections 18-2030 and 18-2031 of the Oklahoma Limited Liability Company Act, as applicable); and the Company owns all such interests free and clear of all liens, encumbrances, security interests, charges and other adverse claims (other than contractual restrictions on transfer contained in the applicable constituent documents or the Indenture, dated as of June 27, 2008, among the Issuers, the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee (the “Old Indenture”)), except for liens created under or pursuant to the Fourth Amended and Restated Credit Agreement dated as of April 28, 2009 among the Company, as Borrower, BNP Paribas, as Administrative Agent, and the Lenders and agents party thereto (as amended or modified from time to time, the “Bank Credit Facility” and, collectively with the Old Indenture, the “Debt Instruments”), and other “Permitted Liens” as defined in the Indenture. The Company owns 100% of the outstanding capital stock of the entities listed on Schedule 3B to this Agreement. Such capital stock has been duly authorized and validly issued in accordance with the certificate of incorporation and bylaws of such corporations and is fully paid and nonassessable; and the Company owns all such capital stock free and clear of all liens, encumbrances, security interests, charges and other adverse claims (other than contractual restrictions on transfer contained in the applicable constituent documents or the Old Indenture), except for liens created under the Bank Credit Facility. The Company is the sole general partner of the entities listed on Schedule 3C to this Agreement; such general partner interests have been duly authorized and validly issued in accordance with the agreement of limited partnership of such entities and are fully paid (to the extent required under the applicable limited partnership’s certificate of formation and limited partnership agreement); and the Company owns such general partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims (other than contractual restrictions on transfer contained in the applicable constituent documents or the Old Indenture), except for liens created under the Bank Credit Facility.
     (n) Each of the Issuers and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Rights Agreement, the Pricing Disclosure Package and the Offering Memorandum. This Agreement and the transactions contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum have been duly and validly authorized by the Issuers and the Guarantors. This Agreement has been duly and validly executed and delivered by the Issuers and the Guarantors.
     (o) The Registration Rights Agreement has been duly and validly authorized by the Issuers and the Guarantors and, at the Closing Date, will have been validly executed and delivered by each of the Issuers and the Guarantors, and, assuming due authorization and execution by each of the Initial Purchasers or other parties thereto, will constitute a legal, valid and binding agreement enforceable against each of the Issuers and the Guarantors in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). On the Closing Date, the Registration Rights Agreement will conform in all material respects with the description thereof in the Pricing Disclosure Package and the Offering Memorandum.
     (p) The Notes and the Guarantees have been duly and validly authorized by each of the Issuers and each of the Guarantors for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when the Notes are issued and authenticated and the Guarantees are executed in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Issuers and each of the Guarantors, enforceable against them in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). On the Closing Date, the form of the Notes and the terms of the Guarantees will conform in all material respects with the descriptions thereof in the Pricing Disclosure Package and the Offering Memorandum.
     (q) The Exchange Notes have been duly authorized by the Issuers and the Exchange Guarantees have been duly authorized by each of the Guarantors for issuance and sale and if and when the Exchange Notes are issued and authenticated by the Trustee and the Exchange Guarantees are executed in the manner provided for in the Indenture, the Registration Rights Agreement and the Exchange Offer, will have been validly executed by the Issuers and each of the Guarantors and will be legal, valid and binding obligations of the Issuers and each of the Guarantors entitled to the benefits of the Indenture, enforceable against each of them in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). On the Closing Date, the form of the Exchange Notes and the terms of the Exchange Guarantees will conform in all material respects with the descriptions thereof in the Pricing Disclosure Package and the Offering Memorandum.
     (r) Each of the Issuers and each of the Guarantors have full right, power and authority to execute and deliver the Indenture and to perform their respective obligations thereunder. The Indenture has been duly and validly authorized by each of the Issuers and each of the Guarantors. When the Indenture is executed and delivered by each of the Issuers and each of the Guarantors, assuming the due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will be a legal, valid and binding agreement of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). On the Closing Date, the Indenture will conform in all material respects to the description thereof in the Pricing Disclosure Package and the Offering Memorandum.
     (s) The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees by the Issuers and the Guarantors, the consummation of the transactions contemplated hereby and thereby and the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the limited liability company agreement, charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

     (t) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any Guarantor or any of their properties or assets is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees by the Issuers and the Guarantors, the consummation of the transactions contemplated hereby and thereby, and the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum, except for (i) with respect to the Exchange Securities under the Securities Act, the Trust Indenture Act and applicable state securities or “Blue Sky” laws as contemplated by the Registration Rights Agreement, (ii) such consents as may be required under the State securities or Blue Sky laws, (iii) such consents that have been, or prior to the Closing Date will be, obtained or (iv) as disclosed in the Pricing Disclosure Package.
     (u) Except as identified in the Pricing Disclosure Package, there are no contracts, agreements or understandings between any Issuer or any Guarantor and any person granting such person the right to require any Issuer or any Guarantor to file a registration statement under the Securities Act or to require any Issuer or any Guarantor to include such securities in the securities to be registered pursuant to the registration statement relating to the Exchange Securities or in any securities being registered pursuant to any other registration statement filed by any Issuer or any Guarantor under the Securities Act in connection with the filing of the registration statement relating to the Exchange Securities.
     (v) Except as described in the Pricing Disclosure Package, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the members’ equity or long-term debt of the Company or any Guarantor, taken as a whole, or any adverse change or development, in or affecting the condition (financial or otherwise), results of operations, members’ equity, business or prospects of the Company and its subsidiaries, taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (w) Since the date as of which information is given in the Pricing Disclosure Package and except as may otherwise be described in the Pricing Disclosure Package, the Issuers and the Guarantors have not (i) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, or (ii) entered into any material transaction not in the ordinary course of business.
     (x) The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and, except as disclosed therein, have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.
     (y) The pro forma financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum.
     (z) KPMG LLP, who has audited certain financial statements of the Company and its consolidated subsidiaries, whose report with respect to the Company and its subsidiaries appears in the Pricing Disclosure Package and the Offering Memorandum or is incorporated by reference therein and who has delivered the initial letter referred to in Section 7(e), is an independent registered public accounting firm as required by the Exchange Act, the Securities Act, the Rules and Regulations and the Public Company Accounting Oversight Board (“PCAOB”).
     (aa) DeGolyer and MacNaughton, who issued a report with respect to the Company’s oil and natural gas reserves at December 31, 2008, who has delivered the letter referred to in Section 7(g) hereof, was, as of the date of such report, and is, as of the date hereof, an independent petroleum engineer with respect to the Company.
     (bb) The information underlying the estimates of reserves of the Company included in the Pricing Disclosure Package and the Offering Memorandum, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; other than normal production of the reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other factors, in each case as described in the Pricing Disclosure Package and the Offering Memorandum, the Company is not aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves, or the present value of future net cash flows therefrom, as described in the Pricing Disclosure Package and the Offering Memorandum; estimates of such reserves and present values as described in the Pricing Disclosure Package and the Offering Memorandum comply in all material respects with the applicable requirements of Regulation S-X and Industry Guide 2 under the Securities Act.

     (cc) The pro forma reserve information included in the Pricing Disclosure Package and the Offering Memorandum includes assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical reserve information of the Company included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum.
     (dd) The statistical and market-related data under the captions “Summary,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum and the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.
     (ee) Neither the Company nor any of its subsidiaries is, and as of the Closing Date, after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in the Pricing Disclosure Package and the Offering Memorandum none of them will be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.
     (ff) Except as described in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the performance of this Agreement or the consummation of any transaction contemplated by this Agreement or any other material transaction contemplated by the Pricing Disclosure Package or the Offering Memorandum; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
     (gg) The Company’s Definitive Proxy Statement on Schedule 14A filed April 3, 2009 describes all relationships, direct or indirect, between or among any Issuer or any Guarantor, on the one hand, and the directors, officers, unitholders, customers or suppliers of any Issuer or any Guarantor, on the other hand, that would be required by the Securities Act to be described in a registration statement on Form S-3; provided that, with respect to the Initial Purchasers, such disclosure is supplemented by the information presented under “Plan of Distribution” in the Preliminary Offering Memorandum.
     (hh) No labor disturbance by the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.

     (ii) (i) There exists no “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) that is subject to Title IV of ERISA or Section 412 of the Code (as defined below) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) may have any liability; and (ii) each plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification, except where failure to be so qualified would not be reasonably likely to result in a Material Adverse Effect. Neither the Company nor any member of its Controlled Group has any withdrawal or other liability to any “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA.
     (jj) The Company and the Guarantors have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid or made provision for the payment of all taxes due thereon, except (i) those taxes that are not reasonably likely to result in a Material Adverse Effect, (ii) those taxes, assessments or other charges that are being contested in good faith, if such taxes, assessments, or other charges are adequately reserved for or (iii) as described in the Pricing Disclosure Package and the Offering Memorandum; and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiencies, in either case, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (kk) Neither the Company nor any Guarantor is in violation of its charter or by-laws (or similar organizational documents); neither the Company or any of its subsidiaries (i) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (ii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (i) and (ii), to the extent any such violation or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (ll) The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, except where failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.
     (mm) The Company and its subsidiaries maintain a system of internal accounting controls and other controls sufficient to provide reasonable assurances that (i)

transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (nn) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its subsidiaries, required to be disclosed in the Company’s reports under the Exchange Act, is made known to the principal executive officer and the principal financial officer of the Company by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and (ii) as of the evaluation date with respect to the most recent report requiring certification under Rule 13a-14 under the Exchange Act filed with the Commission, such disclosure controls and procedures were effective in all material respects to perform the functions for which they were established.
     (oo) The Company and the Guarantors have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package and the Offering Memorandum, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Offering Memorandum and except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and the Guarantors has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect.
     (pp) Except as described in the Pricing Disclosure Package and the Offering Memorandum and except as would not in the aggregate reasonably be expected to have a Material Adverse Effect, (i) neither the Company nor any of the Guarantors has received any notice that has not been resolved alleging that it is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, pertaining to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations pertaining to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the

Company and the Guarantors have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings under any Environmental Law against the Company or any of the Guarantors, and (iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Guarantors pertaining to Hazardous Materials or under any Environmental Laws.
     (qq) The Issuers and the Guarantors have not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors to facilitate the sale or resale of the Notes or Guarantees.
     (rr) The Company and the Guarantors have good and marketable title to all real property and to all personal property described in the Pricing Disclosure Package and the Offering Memorandum as being owned by them and valid, legal and defensible title to the interests in oil and gas properties underlying the estimates of the Company’s proved reserves described in the Pricing Disclosure Package, in each case free and clear of all liens, encumbrances and defects except (i) such as are described in the Pricing Disclosure Package and the Offering Memorandum, (ii) such as arise in connection with the Bank Credit Facility, (iii) such as do not (individually or in the aggregate) materially interfere with the use made or proposed to be made of such property by the Company and the Guarantors or (iv) such as are not (individually or in the aggregate) reasonably likely to result in a Material Adverse Effect; any real property and buildings held under lease or sublease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as (i) do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or (ii) are not (individually or in the aggregate) reasonably likely to result in a Material Adverse Effect; and the working interests derived from oil, gas and mineral leases or mineral interests which constitute a portion of the real property held or leased by the Company and its subsidiaries reflect in all material respects the right of the Company and its subsidiaries to explore, develop or produce hydrocarbons from such real property, and the care taken by the Company and its subsidiaries with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices in the areas in which the Company and its subsidiaries operate for acquiring or procuring leases and interests therein to explore, develop or produce hydrocarbons.
     (ss) The Company and the Guarantors carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of their business and the value of their properties and as is reasonably customary for companies engaged in similar businesses in similar industries; and none of the Company or any Guarantor has received notice that cancellation of any insurance is pending or effective.
     (tt) No Restricted Subsidiary (as defined in the Indenture) of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Restricted Subsidiary’s capital stock, from repaying to the Company any loan or advances to such Restricted Subsidiary from the Company or from transferring any of such Restricted Subsidiary’s property or assets to the Company or any other Restricted Subsidiary of the Company, except as described in or contemplated by the Debt Instruments, the Pricing Disclosure Package and the Offering Memorandum.
     (uu) The Company has not (i) expended any Incremental Funds (as defined in the Old Indenture) pursuant to clause (I)(d) or clause (II)(b) of Section 4.07 of the Old Indenture (Limitation on Restricted Payments) or (ii) made any Restricted Payments (as defined in the Old Indenture) pursuant to clause (II)(a) of Section 4.07 of the Old Indenture (Limitation on Restricted Payments).
     (vv) Immediately after Linn Energy Holdings, LLC has entered into the Guarantee to which it is a party, (i) the fair value of the assets of such Guarantor will exceed the debts and liabilities, subordinated, contingent or otherwise, of such Guarantor, (ii) the present fair saleable value of the property of such Guarantor will be greater than the amount that will be required to pay the probable liabilities of such Guarantor on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities, subordinated, contingent or otherwise, become absolute and matured, (iii) such Guarantor will be able to pay its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, and (iv) such Guarantor will not have an unreasonably small capital with which to conduct the business in which it is engaged as such business is conducted and is proposed to be conducted following the Closing Date.
     (ww) None of the transactions contemplated by this Agreement (including without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.
     (xx) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened against any of the Company or any of its subsidiaries, or to which any of the Company or any of its subsidiaries is a party, or to which any of their respective properties is subject, that would be required by the Securities Act to be described in a registration statement on Form S-3 that are not so described in the Pricing Disclosure Package and the Offering Memorandum; and there are no agreements, contracts, indentures, leases or other instruments that would be required to be described in a registration statement on Form S-3 that have not been so described in the Pricing Disclosure Package and the Offering Memorandum or the documents incorporated by reference therein.

          Any certificate signed by any officer of the Issuers or the Guarantors, as the case may be, and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed a representation and warranty by the Issuers and the Guarantors, jointly and severally, as to matters covered thereby (and is subject to the limitations therein, if any), to each Initial Purchaser.
          2. Purchase of the Securities by the Initial Purchasers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Issuers agree to sell the Securities to the several Initial Purchasers, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Issuers, the aggregate principal amount of the Securities set forth opposite the respective names of the Initial Purchasers on Schedule 1 hereto, at a purchase price equal to 92.581% of the principal amount thereof. The Issuers shall not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased on the Closing Date as provided herein.
          3. Delivery of and Payment for the Notes.
     (a) Delivery of and payment for the Notes shall be made at the offices of Baker & Hostetler LLP, 1000 Louisiana, Suite 2000, Houston, Texas 77002, at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company (the “Closing Date”).
     (b) Delivery of the Notes will be made to the Representatives by or on behalf of the Issuers against payment of the purchase price therefor by wire transfer of immediately available funds. Delivery of the Notes will be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives will otherwise instruct. Delivery of the Notes at the time and place specified in this Agreement is a further condition to the obligations of each Initial Purchaser.
          4. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:
     (a) It has not offered or sold, and will not offer or sell, any Securities, except (i) within the United States, to those persons it reasonably believes to be “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act (a “Qualified Institutional Buyer”) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A or (ii) in accordance with the restrictions set forth in Schedule 4 attached hereto.
     (b) It is a Qualified Institutional Buyer.
          5. Further Agreements of the Issuers, the Guarantors. Each of the Issuers and the Guarantors agrees:
     (a) Until the later of (x) the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers and (y) the Closing Date, prior to amending or supplementing the Offering Memorandum, to furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Representatives reasonably object (for the avoidance of doubt, this provision shall not apply to any periodic report required to be filed by the Company under the Exchange Act with respect to matters unrelated to the Securities). Before making, preparing, using, authorizing, approving or distributing any Additional Written Communication, the Company will furnish to the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representatives reasonably object, unless required by law. Any such Additional Written Communication in addition to the road show slides relating to the offering of the Securities and made available on www.netroadshow.com between May 11, 2009 and May 12, 2009, the use of which has been consented to by the Representatives at or prior to the date hereof, is listed on Schedule 5 attached hereto.
     (b) To advise the Initial Purchasers promptly (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Pricing Disclosure Package or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iii) of the receipt by any of the Issuers or Guarantors of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuers and Guarantors will use their respective reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Pricing Disclosure Package or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will use their respective reasonable best efforts to obtain as soon as possible the withdrawal thereof.
     (c) If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which, in the judgment of any of the Issuers or in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, to promptly (i) notify the Initial Purchasers of any such event, if applicable, (ii) subject to Section 5(a) above, prepare an amendment or supplement that corrects any such statement or omission or effects such compliance with law and (iii) supply a reasonable number of copies of any such amended or supplemented Offering Memorandum to the Initial Purchasers and counsel for the Initial Purchasers without charge.
     (d) To furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package, the Offering Memorandum, any amendments and supplements thereto and any documents incorporated by reference therein as they shall have reasonably requested.
     (e) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States and any other jurisdictions reasonably designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect for so long as required for the distribution of the Securities; provided, however, that the Company shall not be required to qualify as a foreign limited liability company or to take any other action that would subject it to general service of process in any jurisdiction (except service of process with respect to the offering and sale of the Securities) where it is not presently qualified or where it would be subject to taxation as a foreign limited liability company. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Issuers and the Guarantors shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.
     (f) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Notes and Guarantees for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Issuers and the Guarantors shall not be required to (i) qualify as a foreign entity in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.
     (g) During the period of 60 days from the date hereof, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Initial Purchasers, not to directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, pledge or otherwise dispose of (or enter into any transaction or duties which is designed to, or could be expected to, result in the disposition by any person at any time in the future) any debt securities of the Company or any subsidiary with terms substantially similar (including having equal rank) to the Notes (other than the Notes).
     (h) To apply the net proceeds from the sale of the Notes as set forth in the Pricing Disclosure Package and the Offering Memorandum.
     (i) To use its reasonable efforts in cooperation with the Initial Purchasers to permit the Notes to be eligible for clearance and settlement through the facilities of the Depositary.

     (j) To not, and to use its reasonable best efforts to cause its affiliates not to, take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Issuers or the Guarantors to facilitate the sale or resale of the Notes or Guarantees and neither the Issuers, the Guarantors nor any of its affiliated purchasers (as defined in Rule 100 of Regulation M under the Exchange Act) will take any action prohibited by Regulation M under the Exchange Act.
     (k) To use its commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Issuers and the Guarantors prior to the Closing Date to satisfy all conditions precedent to the delivery of the Securities.
     (l) To take all reasonable action necessary to enable Standard & Poor’s Corporation and Moody’s Investors Service, Inc. to provide their respective credit ratings on the Company’s outstanding senior debt, including for this purpose, the issuance of the Securities and the Exchange Securities.
     (m) To not, and to use its reasonable best efforts to cause its affiliates not to, make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S or otherwise.
     (n) To cause each certificate for a Note to bear the legend contained in “Notice to Investors” in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum, but not for longer than 365 days from the Closing Date.
     (o) To use its reasonable best efforts to cause the Notes to be eligible for the PORTAL Market.
     (p) During the one-year period after the Closing Date, to not, and to not permit any of its “affiliates” (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that constitute “restricted securities” under Rule 144 that have been reacquired by any of them.
          6. Expenses. The Issuers and the Guarantors jointly and severally, agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the preparation and printing of certificates for the Notes; (b) the preparation and printing of the Offering Memorandum and the Pricing Disclosure Package and any amendment or supplement thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Securities and the Exchange Securities; (c) the distribution of the Offering

Memorandum and the Pricing Disclosure Package and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the qualification of the Notes and Guarantees under the securities laws of the several jurisdictions as provided in Section 5(f) (including related reasonable and documented fees and expenses of counsel to the Initial Purchasers); (e) the Trustee, any agent of the Trustee, the counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities; (f) the approval of the Notes by DTC for “book-entry” transfer; (g)  the rating of the Securities or the Exchange Securities and the listing of the Securities with the PORTAL Market; (h) investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants and one-half the cost of any aircraft chartered in connection with the road show; (i) the preparation, printing and distribution of one or more versions of the Pricing Disclosure Package and the Offering Memorandum for distribution in Canada, often in the form of a Canadian “wrapper” (including the preparation of any related Canadian blue sky memorandum and the related reasonable fees and expenses of Canadian counsel to the Initial Purchasers); and (j)  the performance of the obligations of the Issuers and the Guarantors under this Agreement and the Registration Rights Agreement. The Issuers and the Guarantors shall not be required to pay for any of the Initial Purchasers’ costs and expenses (other than as set forth above), including, without limitation, (i) the fees and expenses of counsel to the Initial Purchasers (other than as set forth above), (ii) the “roadshow” expenses of the Initial Purchasers and (iii) the advertising expenses of the Initial Purchasers incurred in connection with the offering of the Securities.
          7. Conditions of Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Issuers and the Guarantors contained herein, to the performance by the Issuers and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:
     (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Pricing Disclosure Package or the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of Akin Gump Strauss Hauer & Feld LLP, is material or omits to state a fact that, in the opinion of such counsel, is material and is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities, the Offering Memorandum and the Pricing Disclosure Package, and all other legal matters relating to this Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
     (c) Baker & Hostetler LLP shall have furnished to the Representatives its written opinion, as counsel to the Issuers, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B. GableGotwals, shall have furnished to the Representatives its written opinion, as special Oklahoma counsel to the Issuers, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit C. Charlene Ripley, General Counsel of the Company, shall have furnished to the Representatives her written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit D.
     (d) The Representatives shall have received from Akin Gump Strauss Hauer & Feld LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Offering Memorandum and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Issuers and the Guarantors shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (e) At the time of execution of this Agreement, the Representatives shall have received from KPMG LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (f) With respect to the letter of KPMG LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
     (g) At the time of execution of this Agreement, the Representatives shall have received from DeGolyer and MacNaughton a letter, in form and substance reasonably satisfactory to the Representatives, addressed to the Initial Purchasers and dated the date hereof covering certain matters relating to information about the reserves of the Company presented in the Pricing Disclosure Package.
     (h) Each Issuer and each Guarantor shall have furnished to the Representatives a certificate, dated the Closing Date, of each Issuer’s and each Guarantor’s Chief Executive Officer and its Chief Financial Officer (or, in the case of any Guarantor that does not have officers holding such positions or positions of similar authority, of the Chief Executive Officer and Chief Financial Officer of the immediate or ultimate parent of such entity on behalf of such entity) stating that each of them severally represents that:
          (i) The representations, warranties and agreements of the Issuers and the Guarantors in Section 1 are true and correct on and as of the Closing Date, and the Company and the Guarantors have complied with all of their respective agreements contained herein in all material respects and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;
          (ii) He or she has carefully examined the Offering Memorandum and the Pricing Disclosure Package, and, in his or her opinion, (A) the Offering Memorandum, as of its date and on the Closing Date, and the Pricing Disclosure Package, as of the Time of Sale, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of such documents, no event has occurred that should have been set forth in a supplement or amendment to the Offering Memorandum or the Pricing Disclosure Package that has not been so set forth; and
          (iii) Since the respective dates as of which information is given in the Offering Memorandum and the Pricing Disclosure Package, there has not been any development that resulted in a Material Adverse Effect or any development that could reasonably be expected to result in a Material Adverse Effect, whether or not arising in the ordinary course of business.
     (i) Except as described in the Pricing Disclosure Package, neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capitalization or long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, members’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (j) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s or any of its subsidiaries’ debt securities or preferred stock by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s or any of its subsidiaries’ debt securities or preferred stock.
     (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the NYSE Amex Equities, the Nasdaq Stock Market or in the over-the-counter market shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) trading in any securities of the Company on any exchange or in the over-the-counter market shall have been suspended or materially limited, (iii) a banking moratorium shall have been declared by federal or state authorities, (iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.
     (l) At the Closing Date, the Notes shall have been designated for trading on the PORTAL Market.
     (m) The Issuers and the Guarantors shall have entered into the Registration Rights Agreement and the Initial Purchasers or their counsel shall have received executed counterparts thereof.
     (n) The Issuers, the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers or their counsel shall have received an executed counterpart thereof, duly executed by the Issuers, the Guarantors and the Trustee.
     (o) The Issuers and the Guarantors shall have furnished the Representatives and counsel to the Initial Purchasers with such other certificates, opinions or other documents as they may have reasonably requested.
     (p) Mid Atlantic Well Service, Inc. shall have been released from its obligations as a guarantor under the Old Indenture.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to counsel for the Initial Purchasers.
          8. Indemnification and Contribution.
     (a) Each of the Issuers and the Guarantors, jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes and Guarantees), to which that Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Additional Written Communication or the Offering Memorandum or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum, the Pricing Supplement, any Additional Written Communication or the Offering Memorandum or in any amendment or supplement thereto any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other out-of-pocket expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Pricing Supplement, any Additional Written Communication or the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Issuers or the Guarantors may otherwise have to any Initial Purchaser or to any director, officer, employee or controlling person of that Initial Purchaser.
     (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless each Issuer, each of the Guarantors and their respective directors, officers and employees, and each person, if any, who controls the Issuers or the Guarantors, as the case may be, within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuers, the Guarantors or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, any Additional Written Communication or the Offering Memorandum or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum, the Pricing Supplement, any Additional Written Communication or the Offering Memorandum or in any amendment or supplement thereto, any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Issuers, any Guarantor and any such director, officer, employee or controlling person.
     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
     (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes and Guarantees or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Issuers and the Guarantors, on the one hand, and the total purchase discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bears to the total gross proceeds from the offering of the Notes under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers, the Guarantors or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Issuers shall be deemed to be also for the benefit of the Guarantors, and information supplied by the Issuers shall also be deemed to have been supplied by the Guarantors. The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Notes purchased by it exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.
     (e) The Initial Purchasers severally confirm and the Issuers and the Guarantors acknowledge and agree that the statement regarding delivery of Notes by the Initial Purchasers set forth on the cover page of, and the third, ninth and tenth paragraphs appearing under the caption “Plan of Distribution” in, the Pricing Disclosure Package and the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to any Issuer or any Guarantor by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Supplement, any Additional Written Communication or the Offering Memorandum or in any amendment or supplement thereto.
          9. Defaulting Initial Purchasers. If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Securities that the defaulting Initial Purchaser agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of the Securities set forth opposite the name of each remaining non-defaulting Initial Purchaser in Schedule 1 hereto bears to the total principal amount of the

Securities set forth opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Securities on the Closing Date if the total principal amount of the Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 10.0% of the total principal amount of the Securities to be purchased on the Closing Date, and any remaining non-defaulting Initial Purchaser shall not be obligated to purchase more than 110.0% of the principal amount of the Securities that it agreed to purchase on the Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other initial purchasers satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Securities to be purchased on the Closing Date. If the remaining Initial Purchasers or other initial purchasers satisfactory to the Representatives do not elect to purchase the Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser, the Issuers or the Guarantors, except that the Issuers and Guarantors will continue to be liable for the payment of expenses to the extent set forth in Section 6. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.
          Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers or Guarantors for damages caused by its default. If other Initial Purchasers are obligated or agree to purchase the Securities of a defaulting or withdrawing Initial Purchaser, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package or the Offering Memorandum or in any other document or arrangement.
          10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 7(i), 7(j) and 7(k) shall have occurred or if the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement.
          11. Reimbursement of Initial Purchasers’ Expenses. If the Issuers shall fail to tender the Securities for delivery to the Initial Purchasers (i) by reason of any failure, refusal or inability of the Issuers or the Guarantors to perform any agreement on their respective parts to be performed, (ii) because any other condition to the Initial Purchasers’ obligations hereunder required to be fulfilled by any of the Issuers or the Guarantors is not fulfilled for any reason or (iii) because the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Issuers will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Issuers shall pay the full amount thereof to the Representatives; provided, however, that if this Agreement is terminated pursuant to Section 7(k) (other than due to Section 7(k)(ii)) or pursuant to Section 9 by reason of the default of one or more Initial Purchasers, the Issuers shall not be obligated to reimburse any Initial Purchaser on account of those expenses.
          12. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and each of the Issuers and the Guarantors, on the other hand, hereby agrees that it has observed and will observe the following procedures in connection with the offer and sale of the Securities:
     (a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Schedule 4 attached hereto, which Schedule 4 is hereby expressly made a part hereof.
     (b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.
     (c) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Notes) shall bear the following legend and such other legends as the Initial Purchasers and their counsel shall deem necessary:
“THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER SUCH NOTES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF ANY NOTE EVIDENCED HEREBY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING SUCH NOTE IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF SUCH NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WERE THE OWNERS OF SUCH NOTE (OR ANY PREDECESSOR OF SUCH

NOTE) (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE EXCEPT (A) TO AN ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM SUCH NOTE IS TRANSFERRED PRIOR TO THE RESALE RESTRICTION TERMINATION DATE A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) THAT IS (A) PURSUANT TO CLAUSE (2)(D) PRIOR TO THE END OF THE 40 DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (B) PURSUANT TO CLAUSE (2)(F) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES IN CLAUSES (i)(A) OR (B), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED AS TO ANY NOTE EVIDENCED HEREBY UPON DELIVERY TO THE TRUSTEE BY THE COMPANY OR THE HOLDER THEREOF OF A WRITTEN REQUEST FOR THE REMOVAL HEREOF, IN ANY CASE AT ANY TIME AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”
     Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

          13. Research Analyst Independence. The Issuers and the Guarantors acknowledge that the Initial Purchasers’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Issuers, the Guarantors and/or the offering that differ from the views of their respective investment banking divisions. The Issuers and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that any Issuer or any of the Guarantors may have against the Initial Purchasers with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Issuers or the Guarantors by such Initial Purchasers’ investment banking divisions. The Issuers and the Guarantors acknowledge that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company.
          14. No Fiduciary Duty. The Issuers and the Guarantors hereby acknowledge that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Issuers and the Guarantors, on the one hand, and the Initial Purchasers and any Affiliate through which they may be acting, on the other, (b) the Initial Purchasers are acting as principal and not as an agent or fiduciary of the Issuers or the Guarantors and (c) the Issuers and the Guarantors’ engagement of the Initial Purchasers in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Issuers and the Guarantors agree that they are solely responsible for making their own judgments in connection with the offering (irrespective of whether any of the Initial Purchasers has advised or is currently advising the Issuers or the Guarantors on related or other matters). The Issuers and the Guarantors agree that they will not claim that the Initial Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Issuers or the Guarantors, in connection with such transaction or the process leading thereto.
          15. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Initial Purchasers, shall be delivered or sent by mail or facsimile transmission to: Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel (Fax: 212-816-7912); and
     (b) if to the Issuers, shall be delivered or sent by mail or facsimile transmission to Linn Energy, LLC, 600 Travis Street, Suite 5100, Houston, Texas 77002, Attention: General Counsel, Fax: 281-840-4180.
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by the Representatives.

          16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Issuers and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Initial Purchasers and each person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the Issuers and the Guarantors and any person controlling the Issuers or the Guarantors within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
          17. Survival. The respective indemnities, representations, warranties and agreements of the Issuers, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
          18. Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405.
          19. Partial Enforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is, for any reason, determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable and to effect the original intent of the parties hereto.
          20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules thereof.
          21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
          22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          23. Amendments; Waivers. This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.
[Signature Pages Follow]

     If the foregoing correctly sets forth the agreement among the Issuers, the Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, ISSUERS Linn Energy, LLC
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

Linn Energy Finance Corp.
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

GUARANTORS Linn Energy Holdings, LLC
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

Penn West Pipeline, LLC
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Purchase Agreement]

Mid-Continent Holdings I, LLC
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

Mid-Continent Holdings II, LLC
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

Mid-Continent I, LLC
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

Linn Gas Marketing, LLC
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

Mid-Continent II, LLC
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

Linn Exploration Midcontinent, LLC
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Purchase Agreement]

Linn Operating, Inc.
By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Purchase Agreement]